EXHIBIT 10.3

FIFTH AMENDMENT TO ASSET PURCHASE AGREEMENT

THIS FIFTH AMENDMENT to Asset Purchase Agreement is dated this 9th day of June, 2008, by and among Hunter Bates Mining Corporation (“Hunter Bates”), a Minnesota corporation and wholly-owned subsidiary of Wits Basin Precious Minerals Inc. (“Wits Basin”), a Minnesota corporation (as successor-in-interest to Wits Basin) (the “Purchaser”), Central City Consolidated, Corp. d/b/a Central City Consolidated Mining Co., a Colorado corporation, Hunter Gold Mining Inc., a Colorado corporation and George Otten, a Colorado resident (collectively, the “Sellers” and each individually, a “Seller”), and Hunter Gold Mining Corp., a British Columbia corporation (the “Covenantor”) (the Purchaser, Sellers and Covenantors are individually or collectively, as the case may be, a “Party” or “Parties”).

RECITALS: The Parties entered into an Asset Purchase Agreement dated on or about September 20, 2006, for the sale and purchase of assets, real estate and real estate mining claims described in such asset purchase agreement, which was amended by that certain First Amendment to Asset Purchase Agreement dated October 31, 2006, that Second Amendment to Asset Purchase Agreement dated as of March 1, 2007, that Third Amendment to Asset Purchase Agreement dated May 31, 2007 and that Fourth Amendment to Asset Purchase Agreement dated January 14, 2008 (collectively, “Purchase Agreement”); and the wish to amend the Purchase Agreement on the terms and conditions hereafter set forth.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth below, the Parties agree that the Purchase Agreement shall be revised as follows:

1.     Section 3.2 is hereby deleted and replaced in its entirety with the following language:

Purchase Price. In the event that Purchaser elects to proceed to closing, as and for the purchase price of the Purchased Assets, Purchaser agrees to pay and Sellers agree to accept the sum of Six Million Seven Hundred Fifty Thousand Canadian Dollars ($6,750,000.00 CDN) plus Three Million Six Hundred Twenty Thousand (3,620,000) unregistered and restricted shares of the .01 par value common capital stock of Wits Basin Precious Minerals Inc., a Minnesota corporation (“Wits Basin”), payable as set out in Section 3.3 hereof (the “Purchase Price”).

2.     Section 3.3(b)(ii) subsection (iv) is hereby deleted and replaced in its entirety with the following language:

(iv) Three Million Six Hundred Twenty Thousand (3,620,000) shares of the unregistered and restricted .01 par value common capital stock of Wits Basin.

3.     Section 3.3(b)(iv) is hereby deleted and replaced in its entirety with the following language:

Seller shall deliver to Purchaser a fully-executed Undertaking Agreement in the form of Exhibit I attached hereto and a fully-executed Shareholder Voting Agreement in the form of Exhibit J attached hereto.

4.
Sellers and Covenantor agree that the operations of the limited personal liability provisions under the Promissory Note attached hereto as Exhibit “C” shall be suspended until such time as the Sellers have delivered the certificate of an Officer of Hunter Gold Mining Corp. confirming that the covenants set forth in the Undertaking Agreement have be performed by the parties thereto.

5.	All references to Exhibits E and F are hereby deleted in their entirety.

6.	An execution copy of Exhibits C, D, I and J to the Purchase Agreement are hereby attached to this Fifth Amendment and shall replace any previous versions of such Exhibits.

7.
All references to “Central City Consolidated Mining Corp.” or “Central City Consolidated Mining Co.” or “Central City Mining Corp.” are hereby deleted in their entirety and replaced with “Central City Consolidated, Corp.”

8.	The first paragraph of the Purchase Agreement is hereby deleted and replaced in its entirety with the following language:

THIS ASSET PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of this 20th day of September, 2006, by and among Wits Basin Precious Minerals Inc., a corporation organized under the laws of the State of Minnesota (the “Purchaser”), Central City Consolidated Corp. d/b/a Central City Consolidated Mining Co., a corporation organized under the laws of the State of Colorado, Hunter Gold Mining Inc., a corporation organized under the laws of the state of Colorado and George Otten, a resident of Colorado, (collectively, the “Sellers” and each individually as a “Seller”), and Hunter Gold Mining Corp., a corporation organized under the laws of the Province of British Columbia, (the “Covenantor”).

9.
The Parties acknowledge that Hunter Gold Mining Inc., a Colorado corporation, shall hereby be included in the definition of “Sellers” and excluded from the definition of “Covenantors.”  All references to the term “Covenantors” shall include only Hunter Gold Mining Corp., a British Columbia corporation.  All references to the plural term “Covenantors” shall be deemed singular, mutatis mutandis.

10.	Section 4.1.1 is hereby deleted in its entirety and replaced with the following language:

“Central City Consolidated Corp. and Hunter Gold Mining Inc. are corporations duly incorporated, validly existing and in good standing under the laws of their respective jurisdictions of incorporation.  Central City Consolidated Corp. and Hunter Gold Mining Inc. have the requisite power to own, operate, use and/or lease the Purchased Assets, as applicable, and to conduct the operations of the Purchased Assets as presently being conducted by them and/or by the Covenantor, including any and all permits required by any public authority for such operations such as permits, or regulatory authorizations.”

11.     Section 5.7 is hereby deleted in its entirety and replaced with the following language:

“Shares Duly and Validly Issued.  The 3,620,000 shares of .01 par value common capital stock of Wits Basin constituting a portion of the Purchase Price shall have been duly and validly issued as fully paid and non-assessable, and in accordance with all applicable securities laws, as of the Closing Date.”

12.
Any notice or other documents given pursuant to the Purchase Agreement to Hunter Gold Mining Inc., as Seller, shall be sent to:  Hunter Gold Mining Corp., P.O. Box 2460, Station “R”, Kelowna, British Columbia, Canada V1X 6A5, Attention: Dell Balfour, Facsimile: (250) 765-4420, with a copy to:  Pushor Mitchell LLP, 3rd Floor, 1665 Ellis Street, Kelowna, British Columbia, Canada V1W 4T7, Attention: E. Blair Forrest, Facsimile: (250) 762-9115.

13.	Section 8.10 of the Purchase Agreement is deleted in its entirety and replaced with the following:

“Purchaser reserves the right hereunder to assign its right(s) to one or more affiliated parties prior to closing, it being understood that Purchaser may create one or more new entities which may consummate the Contemplated Transactions.  In the event that the Purchaser assigns it right(s) hereunder any such affiliated party or parties, then (i) Purchaser shall also make, or shall cause such assignee(s) to make, in respect of such assignee(s), the representations and warranties set forth in sections 5.1 to 5.6 (inclusive) of the Purchase Agreement, (ii) Purchaser shall cause such assignee(s) to agree to be bound by all of the Purchaser’s covenants and obligations under the Purchase Agreement except for those which, by their nature, are intended to be performed solely by the Purchaser notwithstanding any assignment of the Purchaser’s rights under the Purchase Agreement, (iii) both the Purchaser and each such assignee shall deliver a certificate of an officer thereof for the purposes of section 9.1 of the Purchase Agreement, and (iv) the opinions set forth in the Purchaser Counsel’s Legal Opinion (as defined in section 9.4 hereof) shall extend, to the extent applicable, to both the Purchaser and its assignee(s).”

14.
To each of the Sellers and the Covenantor, Hunter Bates hereby makes the representations and warranties set forth in sections 5.1 to 5.6 (inclusive) of the Purchase Agreement as though the term “Purchaser” set forth therein refers to Hunter Bates and with the exception that the representation set forth in section 5.5 of the Purchase Agreement shall be deemed to include the words “Except for the consent of “Wits Basin,” at the beginning of such section.  Hunter Bates further agrees to be bound by all of the covenants and obligations of the Purchaser except for those covenants and obligations which, by their nature, are intended to be performed by Wits Basin notwithstanding the assignment of Wits Basin’s rights under the Purchase Agreement to Hunter Bates.

15.
Wits Basin hereby confirms that it has consented to the consummation by Hunter Bates of the “Contemplated Transactions” (as defined in the Purchase Agreement) and to its execution of any documents incidental thereto.

16.
The parties hereto agree that in the event the tax advisors to Hunter Gold Mining Inc. and Hunter Gold Mining Corp. identify and recommend an alternate structure for the delivery of the Purchase Price including, but not limited to, the distribution and documentation of the Purchase Price in the name of one or more alternate parties, and/or recommend an alteration to the content of the Allocation Schedule, then each of the parties hereto agrees to take all reasonable steps to record and effect the necessary changes to the Purchase Agreement and the documents ancillary thereto to implement such recommendation; provided, however, that Sellers and Covenantor shall reimburse Purchaser for all reasonable expenses incurred in the course of effecting such change.  Notwithstanding the foregoing, Purchaser shall not be obligated to participate in effecting the aforementioned changes if, in the reasonable opinion of legal counsel to the Purchaser, there is a reasonable risk of adverse tax, accounting or securities law consequences to the Purchaser in connection with the implementation of such changes.  The parties further agree that any references to a deemed value for the 3,620,000 shares of common capital stock of Wits Basin, which comprise a portion of the Purchase Price under the Purchase Agreement, contained in the Purchase Agreement or in any of the transaction documents ancillary to the Purchase Agreement shall not be binding on the parties thereto in conjunction with any valuation of the Purchase Price for taxation purposes and the Sellers and Covenantor shall be at liberty to employ any reasonable method of valuation that is recommended by the tax advisors to Hunter Gold Mining Inc. and Hunter Gold Mining Corp.

17.	Clause 12.4(e) of the Purchase Agreement is hereby added with the following language:

“(e)    any costs not otherwise falling within the scope of subsections 12.4(a) - (e), inclusive, which are reasonably incurred by or on behalf of the Beneficiary (as defined in the Deed of Trust), following enforcement by the Beneficiary of its remedies under the Deed of Trust, in effecting the remediation and/or rehabilitation of the Acquired Real Property in respect of any activities of the Purchaser (or its related party successors) thereon where such activities (i) contravene any Environmental Law (regardless of whether such contravention is enforced against the Purchaser or its successors) and (ii) take place after January 15, 2005 and prior to the earlier of (a) time of repossession of the Acquired Real Property by the Beneficiary or (b) transfer of the Acquired Real Property to a third party unrelated to the Purchaser; provided, however, that the maximum amount of the Purchaser's liability under this subsection 12.4(e) shall be $4,750,000 CDN.”

18.	The Allocation Schedule set forth in Section 3.8 is hereby deleted in its entirety and replaced with the allocation schedule attached hereto as Exhibit K.

19.
The Parties agree that the following amounts, when advanced by the Purchasers on behalf of the Sellers and/or the Covenantors, shall be credited against the amount due under the Promissory Note attached hereto and to the Purchase Agreement as Exhibit “C”, and Sellers shall deliver a receipt to the Purchasers upon payment by the Purchasers of such amounts:

(i)	$15,000.00 to Pushor Mitchell LLP in respect of past legal fees of the Covenantor (paid),

(ii)	$5,000.00 to Dill Dill Carr Stonbraker and Hutchings, PC in respect of the closing legal costs of Hunter Gold Mining Inc. (paid),

(iii)	$7,500.00 to Pushor Mitchell LLP for the closing legal costs of the Covenantor (pending),

(iv)	$3,467.16 to First American Heritage Title Company for the Sellers’ closing costs as per the Sellers Closing Statement (pending),

(v)	$1,376.60 for the Sellers’ 2008 personal property taxes (pending)

for a total of $32,343.76.

20.	At the end of the first sentence of Article 2 of the Purchase Agreement, the words “(Assumed Liabilities”)” is hereby added.

21.	All references to “Purchaser Losses” in Sections 6.4(d) and (e) of the Purchase Agreement are hereby replaced with “Purchaser Environmental Losses.”

22.	The term “Purchaser Losses” in Section 12.1 of the Purchase Agreement is hereby replaced with the following language:

“loss, liability, expense (including without limitation reasonable expenses of investigation and reasonable attorneys’ fees and expenses in connection with any action, suit or proceeding brought against the Purchaser (or its related party successors)) or Damages suffered or incurred by the Purchaser (or its related party successors) (the “Purchaser Losses”)”

23.
Except as provided for above, all the terms and conditions of the Purchase Agreement shall remain in full force and effect.  This Fifth Amendment may be executed in counterparts.  A facsimile signature shall be deemed an original.

Signature Page Follows

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed and delivered, all on and as of the date first written above.

HUNTER BATES MINING CORPORATION a Minnesota corporation

By:	/s/ Mark D. Dacko
Its:	CFO

CENTRAL CITY CONSOLIDATED, CORP. a Colorado corporation		GEORGE OTTEN, a resident of Colorado

By:	/s/ George E. Otten	/s/ George E. Otten
Its:	President

HUNTER GOLD MINING CORP. a British Columbia corporation		HUNTER GOLD MINING INC. a Colorado corporation

By:	/s/ George E. Otten	By:	/s/ George E. Otten
Its:	President	Its:	President
591242v9

The foregoing is consented to by and joined solely with respect to Section 5.7 of the Purchase Agreement, as amended by this Fifth Amendment:

WITS BASIN PRECIOUS MINERALS INC.
a Minnesota corporation

By:	/s/ Mark D. Dacko
Its:	CFO

Signature Page to Fifth Amendment to Asset Purchase Agreement

EXHIBIT C

PROMISSORY NOTE

LIMITED RECOURSE PROMISSORY NOTE

CDN $6,750,000.00	Minneapolis, Minnesota, USA
June 6, 2008

1.           FOR VALUE RECEIVED, the undersigned, HUNTER BATES MINING CORPORATION, a Minnesota corporation (hereinafter “Borrower”) whose address is 900 IDS Center, 80 South 8th Street, Minneapolis MN 55402-8773, promises to pay to the order of GEORGE E. OTTEN, (“Holder”), a Colorado resident whose address is 11438 Weld County Rd 19, Fort Lupton, CO 80621 (or his nominee or assignee) the principal sum of Six Million Seven Hundred Fifty Thousand and 00/100 Canadian Dollars (CDN $6,750,000.00), in lawful money of Canada, together with interest on the unpaid principal balance, at the interest rate as set forth below, in installments as follows:

(i)           On or before December 1, 2008, the sum of $250,000;

(ii)          Commencing on April 1, 2010, and continuing on each January 1, April 1, July 1, and October 1 thereafter (each, a “Payment Date”) until the Maturity Date (as defined below), the Borrower shall pay a quarterly installment of accrued interest only plus a Production Revenue Payment (as defined below), calculated at the interest rate as set forth below.

(iii)         On the earlier of (i) fifth anniversary of the first Production Revenue Payment or (ii) December 31, 2015 (such earlier date is referred to herein as the “Maturity Date”), the entire remaining principal balance together with any unpaid accrued interest shall be due and payable.

2.           From the date hereof until December 31, 2009, no interest shall accrue on the unpaid balance hereunder.  From January 1, 2010 until this Note is paid in full, interest shall accrue on the unpaid balance hereunder at the rate of six percent (6.00%) per annum; provided, however, that in the event of a default hereunder, the unpaid balance shall accrue interest at the rate of eight (8%) (the “Default Rate”) during the period of such default.

3.           In addition to the interest payments due above, Borrower agrees that, on the first Payment Date following the first Calendar Quarter (which is defined as any (i) January 1 to March 31, (ii) April 1 to June 30, (iii) July 1 to September 30, or (iv) October 1 to December 31, of any year) in which Borrower realizes Profit (as defined below) in excess of US$100,000 in such Calendar Quarter from the real estate commonly known as the “Hunter Gold Mine”, located in the Gilpin County, Colorado, USA (the “Mine”), which was acquired by Borrower in part from Hunter Gold Mining Inc. (“HGM Inc.”), in part from Central City Consolidated Corp. (“Central City”) and in part from George Otten (“Otten”) on the date of this Note, and continuing on each Payment Date thereafter until this Note is repaid in full, Borrower shall make principal repayments hereunder (each a “Production Revenue Payment”), which payment(s) shall equal:

(i)	For all Calendar Quarters ending on or prior to December 31, 2012, seventy-five per cent (75%) of the Profit realized by the Borrower for the immediately preceding Calendar Quarter, and
(ii)	For Calendar Quarters ending after December 31, 2012, the greater of (a) Seventy-five per cent (75%) of the Profit realized by the Borrower for the relevant Calendar Quarter and (b) CDN $300,000.00.

Notwithstanding the foregoing, if the Borrower has not been obligated to make a Production Revenue Payment by December 31, 2012, then beginning on April 1, 2013 and continuing on each Payment Date until the Borrower has become obligated to make a Production Revenue Payment, the Borrower shall make principal repayments hereunder in the amount of CDN $550,000.  Upon the Borrower becoming obligated to make a Production Revenue Payment at anytime after April 1, 2013, the Borrower shall thereafter make Production Revenue Payments in accordance with the foregoing subsection 3(ii).

For the purposes of the foregoing, “Profit” shall be defined as any positive number comprising all revenue received by Borrower from sales of minerals or mineral by-products from the Mine, less all Borrower’s expenses, including interest expense but excluding depreciation, distributions or dividends paid to shareholders of Borrower, incurred in connection with such sales or the operation of the Mine for the immediately preceding Calendar Quarter.

4.           Notwithstanding anything contained in this Note to the contrary, the Holder may demand payment in full and declare the outstanding balance due hereunder immediately due and payable in the event that (i) there has been a change of control of the Borrower by virtue of any party (other than the “Covenantor”, as defined below) acquiring more than 50% of the issued and outstanding shares of any class of the Borrower, or (ii) if the Borrower disposes of its interests in the Mine. .

5.           All payments hereunder shall be made by way of guaranteed or immediately available funds delivered to the offices of Pushor Mitchell LLP, 3rd Floor, 1665 Ellis Street, Kelowna, British Columbia, Canada, V1W 4T7, Attention:  E. Blair Forrest.  The parties hereto specifically agree that any payments made to or for the benefit of Holder, HGM Inc., Hunter Gold Mining Corp. (“HGM Corp.”), a British Columbia corporation, or Central City by Borrower or Covenantor, shall be deemed to be payments made hereunder and credited against sums next due and owing hereunder, provided that, (i) prior to making such payment(s), Borrower shall have received written approval from Pushor Mitchell, LLP (as escrow agent in respect of this Note, or their successor) that such payments shall be for the account of Holder hereunder and (ii) payments referenced in Section 19 of the Fifth Amendment to Asset Purchase Agreement, dated of even date herewith, by and among the foregoing parties, are deemed to be payments made hereunder.  The Holder shall promptly provide the Borrower with a written receipt for all payments received from the Borrower and/or the Covenantor in respect of the sums due hereunder.

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6.           It is hereby expressly agreed that should default be made in the payment of any installment of principal, interest or other sums when due hereunder, and such default continues for forty-five (45) days after the date due, an “Event of Default” shall occur under the Deed of Trust and Security Agreement (“Deed of Trust”) of even date herewith securing this Note and covering property located in Gilpin County, Colorado, the whole sum of principal, accrued interest and other sums outstanding hereunder shall, at the option of the Holder hereof, be fully accelerated and become immediately due and payable, anything contained herein or in any instrument now or hereafter securing this Note to the contrary notwithstanding.  Said acceleration option and Default Rate shall continue until all such defaults have been cured.  In the event of such acceleration, the term “Maturity Date” shall be deemed to mean the date on which this Note is due and payable as a result of such acceleration.

6.1           Notwithstanding any other provision of this Note, if an “Event of Default” shall occur under the Deed of Trust, the Borrower and Wits Basin Precious Minerals Inc., a Minnesota corporation (hereinafter the “Covenantor”), whose address is 900 IDS Center, 80 South 8th Street, Minneapolis MN 55402-8773, shall be jointly and severally personally liable solely for the amount (the “Limited Recourse Amount”) of CDN $2,000,000 less the aggregate of (i) all payments of principal and interest hereunder received by or on behalf of the Holder, (ii) any cash proceeds (the “Cash Proceeds”) received by or on behalf of the Holder from the cash sale, prior to such default, of any of the 3,620,000 shares of the .01 par value common stock of Wits Basin Precious Minerals Inc. which represents part of the purchase price for the Mine (the “Stock Consideration”), and (iii) any deemed proceeds (the “Deemed Proceeds”) resulting from the in specie disposition of the Stock Compensation by the Holder to any of Otten, Central City, HGM Inc., Hunter Gold Mining Corp. and/or the shareholders of any of them (a “Transferee”).  For the purposes of the foregoing, the “Deemed Proceeds” shall be calculated on the basis of CDN $0.5525 per share disposed of by the Holder and the “Cash Proceeds” shall be deemed to be the greater of CDN $0.5525 per share disposed of and the actual proceeds per share disposed of by the Holder (expressed in Canadian dollars).  The Holder’s sole recourse for any amounts due on default hereunder in excess of the Limited Recourse Amount shall be the secured property described in the Deed of Trust.  For greater certainty, the cash proceeds received by any Transferee in respect of a subsequent sale of any transferred shares shall not be included in the foregoing Limited Recourse Amount calculations.  If an “Event of Default” shall occur under the Deed of Trust, any remaining shares comprising the Stock Consideration that are sold by or on behalf of the Holder after the time of such “Event of Default” shall be deemed to have been sold for Cash Proceeds calculated in the foregoing manner unless the Holder has complied with the right of first refusal provisions set forth in paragraph 10 below, in which case the provisions of paragraph 10 shall apply.

6.2           Notwithstanding the provisions of Section 6.1 above, the parties hereto agree that the recourse provisions of Section 6.1 shall not apply until and unless the obligations and deliveries required by that certain Undertaking Agreement of even date herewith, by and among HGM Corp., the Holder, Dell Balfour, Douglas McNaughton, the Covenantor and the Borrower have been fully satisfied, as evidenced by the certificate of an officer of HGM Corp. to that effect and delivered to the Borrower and the Covenantor.

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7.           Notwithstanding any other provision of this Note to the contrary, it is agreed that, for a period of four (4) years commencing on the date of this Note, Borrower reserves the right to conduct mineral title research on the Hunter Gold Mine after the Borrower has entered the advanced exploration project phase (drill intercepts showing an economically viable mine) in the Hunter Gold Mine.  If the results of such mineral title research do not show that good and marketable title to the Hunter Gold Mine was properly transferred to the Borrower, Borrower may offset against the principal amount and any accrued interest thereon of this Note any and all costs deemed appropriate by Borrower, acting reasonably, to settle adverse claims in, or to acquire arm’s length third-party interests in relation to, the Hunter Gold Mine.  In the event that the Borrower’s mineral title research discloses such an arm’s length third-party adverse claim and the Borrower proposes to settle such claim, the Borrower shall first advise and confer with the Holder and the Trustee under the Trust Deed and shall permit the Holder and the Trustee to participate in the settlement negotiations regarding such adverse claims.

8.           Borrower may prepay a portion or the entire principal amount due hereunder at any time without penalty, and such prepayment shall be applied as hereinabove provided.

9.           Borrower consents to the personal jurisdiction of the state and federal courts located in the State of Colorado in connection with any controversy related in any way to this Note or any security or guaranty for this Note, waives any argument that venue in such forums is not convenient, and agrees that any litigation initiated by any of them against the Holder or any other holder of this Note relating in any way to this Note or any security or guaranty for this Note shall be venued in either the District Court of Gilpin County, Colorado, or the United States District Court for the District of Colorado.

10.          In the event of a default under this Note, the Holder agrees that no further shares comprising the Stock Consideration shall be sold by or on behalf of the Holder unless the Holder has first offered such shares to the Covenantor (or its nominee), which offer (the “Offer”) shall be delivered in writing to the Covenantor in the manner set forth in paragraph 12 (below) and shall state the number of shares offered, the price per share offered and the deadline for acceptance of the Offer, which deadline shall not be less than 48 hours from the time of delivery of the Offer.  The Offer may be accepted by the Covenantor, in whole or in part, at any time prior to the deadline for acceptance of the Offer by delivering a written notice of acceptance to the Holder in the manner set forth in paragraph 12 (below).  If the Offer is accepted by the Covenantor, in whole or in part, the Covenantor shall deliver the purchase price to the Holder (or its nominee) by certified check, bank draft or wire transfer with 3 business days thereafter and the Limited Recourse Amount shall be reduced by the actual amount of such purchase price, whether such purchase price is greater or less than CDN $0.5525 per share.  To the extent that the Offer is not accepted by the Covenantor, the Holder shall be at liberty to sell all of any of the shares offered but not purchased by the Covenantor to any arm’s length purchaser(s) and the Limited Recourse Amount shall be reduced by the actual amount of the cash proceeds of such sale(s) received by the Holder, whether such cash proceeds are greater or less than CDN $0.5525 per share.

11.          For the purposes of paragraphs 6 and 10 of this Note, the Holder agrees to provide the Covenantor with written confirmation of any sales or distributions of the shares comprising the Stock Consideration, other than sales to the Covenantor under paragraph 10 (above).

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12.           All payments pursuant to this Note which are made or remitted in currency of the United States shall be deemed to have been made in Canadian currency at a rate equal to 1.5% below the  reported Daily 12 Noon Foreign Exchange Rate of the Federal Reserve Bank of New York on the date such payment is made or remitted.

13.           Any notices to be delivered under paragraph 10 (above) shall be delivered by facsimile transmission as follows:

If to the Borrower and/or the Covenantor:

Care of Wits Basin Precious Minerals Inc.
Attention: Chief Executive Officer
Facsimile: (612) 395-5276

With a copy to:
Maslon Edelman Borman & Brand LLP
Attention: William Mower, Esq.
Facsimile: (612) 642-8358

If to the Holder:
George E. Otten
Facsimile: (970) 785-6248

With a copy to:
Hunter Gold Mining Corp.
Attention: Dell Balfour
Facsimile: (250) 765-4420

And a copy to:
Pushor Mitchell LLP
Attention: E. Blair Forrest
Facsimile: (250) 762-9115

5

BORROWER:

Hunter Bates Mining Corporation

Name:
Title:

COVENANTOR:

Wits Basin Precious Minerals Inc.

Name:
Title:

HOLDER:

George E. Otten

Signature Page – Promissory Note

EXHIBIT D

DEED OF TRUST AND EXHIBIT A TO DEED OF TRUST

DEED OF TRUST AND SECURITY AGREEMENT

THIS DEED OF TRUST AND SECURITY AGREEMENT (“Deed of Trust”) is made as of the 6th day of June, 2008, between HUNTER BATES MINING CORPORATION, a Minnesota corporation (“Grantor”), having an office at 900 IDS Center, 80 South 8th Street, Minneapolis MN 55402-8773, and the Gilpin County Public Trustee (“Trustee”), whose address is 203 Eureka Street, P.O. Box 368, Central City, CO, 80427.

WITNESSETH:

WHEREAS, this Deed of Trust is made by Grantor to secure and enforce the payment of the following note, obligations, indebtedness and liabilities:  (a) a certain Promissory Note of even date herewith in the principal amount of Six Million Seven Hundred Fifty Thousand and 00/100 Canadian Dollars (CND $6,750,000.00) made by Grantor and payable to the order of George E. Otten, a Colorado resident whose address is 11438 Weld County Rd, Fort Lupton, CO, 80621 (or his nominee or assignee), with interest and payments, all as provided therein, being due and payable in full on December 31, 2015 (or earlier as provided for therein), and all modifications, renewals or extensions thereof (the “Note”) (said payee and all subsequent holders of the Note or any part thereof or any interest therein or in any of the Secured Indebtedness, as hereinafter defined, are hereinafter collectively called the “Beneficiary”); and (b) all obligations of this Deed of Trust or any other instruments (“Loan Documents”) executed by Grantor in favor of Beneficiary now or hereafter evidencing or securing the above-described indebtedness or any part thereof (collectively the “Secured Indebtedness”).  The terms and provisions of the Note are incorporated herein by this reference.

In order to secure payment of the Secured Indebtedness, Grantor does hereby grant, bargain, sell and convey unto the Trustee, in trust forever, that certain property situate in the Gilpin County, Colorado, more particularly described on Exhibit A attached hereto and incorporated herein by this reference, which is commonly known as the Hunter Gold Mine (sometimes collectively hereinafter referred to as the “Property” or the “Mortgaged Property”); and

TOGETHER with all and singular the tenements, hereditaments, easements, rights of way and appurtenances thereunto belonging or in any wise appertaining, whether now owned or hereafter acquired by Grantor, and any and all rights of ingress and egress to and from adjoining property (whether such rights now exist or subsequently arise), together with the reversion or reversions, remainder or remainders, and rents, issues and profits thereof, and also the entire estate, right, title, interest, claim and demand whatsoever of Grantor of, in and to the same and of, in and to every part and parcel thereof; and

TOGETHER with all buildings, structures, parking structures and improvements now or hereafter located on the Mortgaged Property, including any and all easements and rights of way used in connection therewith; and

TOGETHER with all right, title and interest of Grantor, if any, in all trees, shrubs, flowers and other landscaping features and all oil, gas, minerals, water, water rights, drains and drainage rights appurtenant to, located on, under or above or used in connection with the Mortgaged Property and the improvements situate thereon, or any part thereof, whether now existing or hereafter created or acquired; and

TOGETHER with all leases, rents, issues, royalties, bonus, income and profits, of each and every kind, now or hereafter relating to or arising from the Mortgaged Property and the improvements situate thereon; and

All of the foregoing property, interests and rights are sometimes hereinafter collectively referred to as the "Mortgaged Property, Improvements and Rights, or the “Property”;

AND, Grantor, for itself and its successors and assigns, represents, warrants and covenants that, and has good right and authority to grant, bargain, sell, convey, transfer, assign and mortgage the Property; that the execution and delivery of this Deed of Trust, the Note and all other instruments securing the payment of the Note do not contravene any law, order, decree, rule or regulation to which Grantor is subject; that the Note, this Deed of Trust and all other instruments securing the payment of the Note constitute the legal, valid and binding obligations of Grantor and that Grantor will warrant and forever defend the title to the Property against the claims of all persons whomsoever claiming or to claim the same or any part thereof, subject to all matters of record.

AND, that for so long as the Secured Indebtedness or any part thereof remains unpaid, Grantor covenants and agrees for itself and its successors and assigns as follows:

1.           Covenants.

1.1         General Covenants.

1.1.1       Payment.  Grantor will make prompt payment, as the same become due, of all installments of principal and interest on the Note and of all the other Secured Indebtedness.

1.1.2       Maintenance of Mortgaged Property.  Grantor will cause the Mortgaged Property to be used, occupied and operated in accordance with all applicable laws and rules, regulations and orders promulgated by all duly constituted authorities.  Grantor will allow the Beneficiary and/or its authorized representatives to enter the Property at any reasonable time upon advance written notice to inspect the Property and Grantor's books and records pertaining thereto, and Grantor will reasonably assist the Beneficiary and said representatives in whatever way necessary to make such inspection.

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1.1.3       Taxes.  Grantor shall pay or cause to be paid prior to delinquency, except to the extent provision is actually made therefor as set forth hereinafter, all taxes and assessments theretofore or hereafter levied or assessed against the Property, or any part thereof, or any other tax asserted as a substitute therefor and upon request, will furnish the Beneficiary with receipts showing payment of such taxes and assessments on or before the applicable due date therefor; except that Grantor may in good faith, by appropriate proceedings, contest and diligently pursue such contest, the validity, applicability or amount of any asserted tax or assessment; provided, however, that in any event each such contest shall be concluded and the taxes, assessments, interests, costs and penalties shall be paid prior to the date any writ or order is issued under which the Property may be sold.

1.1.4       Condemnation.  Immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Property or any portion thereof, or any other proceedings arising out of injury or damage to the Property, or any portion thereof, Grantor will notify the Beneficiary of the pendency of such proceedings and the time and place of all settings, hearings, trials or other proceedings relating thereto.  The Beneficiary may participate in any such proceedings, and Grantor shall from time to time deliver to the Beneficiary all instruments required by it to permit such participation.  Grantor shall, at its expense, diligently prosecute any such proceedings.  All proceeds of condemnation awards or proceeds of sale in lieu of condemnation with respect to the Property and all judgments, decrees and awards for injury or damage to the Property shall be paid to the Grantor and shall be applied to the repair, restoration or replacement of the property condemned. In the event the proceeds of the condemnation award (after deduction for reimbursements to the Beneficiary and Trustee) are deemed inadequate, in the sole discretion of a licensed engineer or architect hired by Grantor, to repair or restore any injury or damage arising from such condemnation, Grantor shall pay said amount necessary for such repair, restoration or replacement.  Determination by Grantor's licensed engineer or architect, acting reasonably, of the amount required to be contributed by the Grantor shall be deemed conclusive.  If (i) there exists an event of default under the Note, this Deed of Trust, or the Loan Documents, the condemnation proceeds shall be applied by the Beneficiary to cure such default and the remainder shall be paid to Grantor for the restoration or repair of the Property, or (ii) Grantor and the Beneficiary mutually agree, in which case the condemnation proceeds shall be applied in payment of the Secured Indebtedness, either in whole or in part (without a premium or penalty), in the inverse order of maturity, with the remainder, if any, to be paid to Grantor.  The Beneficiary shall send to Grantor a notice of the balance of the Secured Indebtedness remaining, if any, after the application of said funds.  Grantor shall not be obligated to repair or rebuild the damaged portion of the Property.

1.1.5       Books and Records.  Grantor will keep accurate books and records in accordance with generally accepted accounting principles in which full, true and correct entries shall be promptly made as to all operations on the Property, and, as often as reasonably requested by the Beneficiary, but nor more often than once in each calendar quarter, Grantor will make reports of operations in such form as the Beneficiary prescribes, setting out full data as to the exploration activities and expenditures, mine development activities and expenditures, mining activities and expenditures and all revenues from the Property.

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2.           Remedies and Events of Default.

2.1          Events of Default.  The term "default" or "event of default" as used in this Deed of Trust shall mean the occurrence of any of the following events:

(a)           The failure of Grantor to make any installment of principal or interest due under the Note within forty-five (45) days from the date such payment is due;

(b)           The failure of Grantor to make any payment except for a payment described in paragraph (a) hereof, within forty-five (45) days of the Trustee’s and/or the Beneficiary's notice of such failure; or

(c)           The failure of Grantor to timely and properly observe, keep or perform any material nonmonetary covenant, agreement, warranty or condition herein or of any Loan Documents required to be observed, kept or performed, except that Grantor shall have one hundred and twenty (120) days from notice of such failure to cure such default and if such default cannot be cured within one hundred and twenty (120) days, Grantor shall have a reasonable period of time within which to cure such default, provided Grantor promptly commences curative action and prosecutes such curative action diligently to completion and provided such default or failure can be and is cured within six months from the date of such notice.

2.2           Acceleration.  Upon the occurrence of a default, which is not cured during the applicable cure period, if any, the Beneficiary shall have the option of declaring all the Secured Indebtedness in its entirety to be immediately due and payable without notice to Grantor, and the liens and security interests evidenced hereby shall be subject to foreclosure in any manner provided for herein and as provided by law.

2.3           Management and Possession.  Upon the occurrence of a default which is not cured during the applicable cure period, if any, the Beneficiary is authorized, whether prior or subsequent to the institution of any foreclosure proceedings, to enter upon the Property, or any part thereof, and to take possession of the Property and to exercise, without interference from Grantor, any and all rights to construct, manage, possess, operate, protect or preserve the Property and all equipment, data, documents, records, samples, minerals, ore and other materials relating to and/or derived from the Property (the “Associated Materials”), and to deduct from the proceeds (if any) resulting from the exercise of such rights all reasonable costs, expenses and liabilities of every character incurred by the Beneficiary in exercising such rights and in managing, operating, maintaining, protecting or preserving the Property and the Associated Materials and to apply the remainder of such proceeds on the indebtedness secured hereby in such manner as the Beneficiary may elect.  If necessary to obtain the possession provided for above, the Beneficiary may invoke any and all legal remedies to dispossess Grantor.

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2.4           Foreclosure as Deed of Trust.  Upon the occurrence of a default hereunder, which is not cured during the applicable cure period, if any, the Beneficiary may declare a violation of any of the covenants hereof and elect to advertise the Mortgaged Property, the Associated Materials, and all improvements and other rights relating to the foregoing, for sale and demand such sale.  Then, upon filing notice of such election and demand for sale with the Trustee, the Trustee shall proceed to foreclose upon the Property and, if directed to do so by the Beneficiary, upon the Associated Materials, all as provided by applicable law.  The Trustee shall provide public notice of such foreclosure sale as provided by applicable law.  The Trustee shall sell and dispose of the Property, the Associated Materials, and all improvements and rights relating to the foregoing (en masse or in separate parcels, as the Trustee may think best) and all the right, title and interest of Grantor, and its successors and assigns therein, at public auction all in accordance with the provisions of Colorado Statutes.  Such sale(s) shall be a perpetual bar, both in law and equity, against Grantor and its successors and assigns, and all other persons claiming the Mortgaged Property, the Associated Materials, and all improvements and rights relating to the foregoing, or any part thereof by, through, from or under Grantor.  The Beneficiary may purchase the Mortgaged Property, the Associated Materials, and all improvements and rights relating the foregoing, or any part thereof, and may bid in any part or all of the indebtedness secured hereby, and the purchaser(s) at any such sale shall not be obligated to see to the application of the purchase money.

Any reasonable costs incurred by Beneficiary or its attorney as a part of the cost of foreclosure in conjunction with Grantor's default hereunder shall be deemed allowable by the Trustee in a foreclosure action.  Such allowable costs shall include, but not be limited to, appraisal fees, attorney fees and all costs incurred by Beneficiary or its attorney in conjunction with securing, preserving and maintaining the Property, the Associated Materials and any improvements and rights relating to the foregoing, such as, by way of example and not by way of limitation, costs incurred in conjunction with the appointment and/or institution of a receivership (whether or not a receiver be appointed).

2.5           Foreclosure as Mortgage.  This instrument shall be effective as a mortgage and a security agreement as well as a deed of trust and, upon the occurrence of a default, may be foreclosed, at the election of the Beneficiary, as to any of the Property or the Associated Materials in any manner permitted by the laws of the State of Colorado.

2.6           Application of Proceeds.  The proceeds of any sale in foreclosure of the liens evidenced hereby shall be applied:

FIRST, to the payment of all costs and expenses incident to such foreclosure sale, including, but not limited to, all reasonable attorneys' fees and court costs and charges of every character, and the statutory fee to the Trustee;

SECOND, to the payment in full of the Secured Indebtedness (including, specifically, without limitation, the principal, interest, late charges and attorneys' fees due and unpaid on the Note and the amounts due and unpaid and owed to the Beneficiary under this Deed of Trust) in such order as the Beneficiary may elect; and

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THIRD, the remainder, if any, shall be paid in accordance with applicable statutory provisions or court order.

2.7           Receiver.  In addition to all other remedies herein provided for, Grantor agrees that upon the occurrence of a default, the Beneficiary shall, as a matter of right, be entitled to an ex parte appointment of a receiver or receivers for all or any part of the Property and the Associated Materials without regard to the value of the Property or the Associated Materials or to the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Grantor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment and agrees not to oppose any application therefor by the Beneficiary, but nothing herein is to be construed to deprive Beneficiary of any other right, remedy or privilege it may now have under the law to have a receiver appointed; provided, however, that the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of the Beneficiary to receive payment of the rents and income.  The receiver or his/her/its agents shall be entitled to enter upon and take possession of any and all of the Property and the Associated Materials.  The receiver, personally or through its agents or attorneys, may exclude Grantor and its agents, servants and employees wholly from the Property and the Associated Materials and have, hold, use, operate, manage and control the same and each and every part thereof, and keep insured, the Property and the Associated Materials.  Such receivership shall, at the option of the Beneficiary, continue until full payment of all sums, hereby secured, then due and payable or until title to the Property and the Associated Materials shall have passed by foreclosure sale under this Deed of Trust and the period of redemption, if any, shall have expired.

2.8           Remedies Cumulative.  All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the Secured Indebtedness, or any part thereof, or otherwise benefiting the Beneficiary, and the Trustee and the Beneficiary shall, in addition to the remedies herein provided, be entitled to avail themselves of all such other remedies as may now or hereafter exist at law or in equity for the collection of the Secured Indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interests evidenced hereby, and the use of any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent use of any other appropriate remedy or remedies.  The Beneficiary shall be entitled to enforce the provisions of this Deed of Trust and to exercise its rights and remedies hereunder notwithstanding that some or all of the indebtedness hereby secured is now or shall hereafter be otherwise secured, whether by mortgage, pledge, lien, assignment or otherwise.  Neither the acceptance of this Deed of Trust nor the enforcement thereof shall prejudice or in any manner affect the right of the Beneficiary to realize upon or enforce any other security now or hereafter held by the Beneficiary, it being understood that the Beneficiary shall be entitled to enforce this Deed of Trust and any other security now or hereafter held by it in such order and manner as it may in its sole discretion determine.

2.9           Election of Remedies.  The Beneficiary may resort to any security given by this Deed of Trust or to any other security now existing or hereafter given to secure the payment of the Secured Indebtedness, in whole or in part, and in such portions and in such order as may seem best to the Beneficiary in its sole discretion.

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2.10           Tenancy of Grantor.  In the event there is a foreclosure sale hereunder and at the time of such sale Grantor or its representatives, successors or assigns or any other persons claiming any interest in the Property and/or the Associated Materials by, through or under Grantor are occupying or using the Property and/or the Associated Materials, or any part thereof, each and all shall, at the option of the Beneficiary or the purchaser at such sale, as the case may be, immediately become the tenant of the Beneficiary or said purchaser and said tenancy shall be terminable at will by the Beneficiary or said purchaser, as the case may be.  In the event any tenant fails to surrender possession of said Property and Associated Materials upon the exercise of such option, the purchaser shall be entitled to institute and maintain an action for forcible entry and detainer.

3.           Miscellaneous.

3.1           Release.  If the Secured Indebtedness is paid in full, then and in that event only, all rights under this Deed of Trust shall be released by the Beneficiary in due form at Grantor's cost.  No release of this Deed of Trust or the lien thereof shall be valid unless executed by the Beneficiary.

3.2           Beneficiary Rights.  Without affecting the responsibility of Grantor for the performance of the covenants and agreements herein contained, and without affecting the lien of this Deed of Trust upon any of the Property and the Associated Materials, the Beneficiary may at any time and from time to time without notice in writing:  (a) waive compliance by Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing; (b) consent to Grantor doing any act which hereunder Grantor is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Property and/or the Associated Materials, or any interest therein, from the lien and security interest of this Deed of Trust; (d) release any party liable, either directly or indirectly, for the Secured Indebtedness or for any covenant herein or in any other instrument now or hereafter securing the payment of the Secured Indebtedness, without impairing or releasing the liability of any other party; (e) extend the time for payment of the Note or otherwise grant indulgences or modify the Note, or (f) subordinate the lien hereof.

3.3           Maximum Interest.  Any provision contained herein, in the Note or in any other instrument evidencing, securing or otherwise relating to any of the Secured Indebtedness to the contrary notwithstanding, the Beneficiary shall not be entitled to receive or collect, nor shall Grantor be obligated to pay, interest on any of the Secured Indebtedness in excess of the maximum rate of interest permitted by applicable law, and if any provision herein, in the Note or in such other instrument shall ever be construed or held to permit the collection or to require the payment of any amount of interest in excess of that permitted by applicable law, the provisions of the Note shall control and shall override any contrary or inconsistent provision herein or in such other document or instrument.

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3.4           Notices.  Any and all notices, elections, demands, requests, and responses thereto permitted or required to be given under this Deed of Trust shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon being personally delivered, or upon being deposited in the United States mail, postage prepaid, certified with return receipt requested, or upon being deposited with an overnight commercial delivery service requiring proof of delivery, to the other party at the address of such other party set forth above or at such other address within the continental United States or Canada as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which a response to any such notice, election, demand or request must be given shall commence on the date of receipt thereof; and provided further that no notice of change of address shall be effective until the date of receipt thereof.  Personal delivery to a party or to any officer, partner, agent or employee of such party at said address shall constitute receipt.  Rejection or other refusal to accept or inability to deliver because of changed address of which no notice has been received shall also constitute receipt.  Any such notice, election, demand, request or response to the respective parties shall be addressed to the addresses provided above.  A copy of any notices addressed to the Trustee and/or the Beneficiary shall be delivered at the same time to Pushor Mitchell LLP, 3rd Floor, 1665 Ellis Street, Kelowna, BC, Canada, V1Y 2B3, attention E. Blair Forrest.

3.5           Binding Effect.  The terms, provisions, covenants and conditions hereof shall be binding upon Grantor and the heirs, representatives, successors and assigns of Grantor, including all heirs and successors in interest of Grantor in and to all or any part of the Property and/or the Associated Materials, and shall inure to the benefit of Grantor, the Trustee and the Beneficiary and their respective successors and assigns, substitutes and assigns and shall constitute covenants running with the land.  All references in this Deed of Trust to Grantor, the Trustee or the Beneficiary shall be deemed to include all such representatives, successors, substitutes and assigns.

3.6           Invalidity.  A determination that any provision of this Deed of Trust is unenforceable or invalid shall not affect the enforceability or validity of any remaining provision, and any determination that the application of any provision of this Deed of Trust to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

3.7           Redemption.  In the event the Property or any part thereof shall be sold upon foreclosure as provided hereunder, the sum for which the same shall have been sold shall, for purposes of redemption (pursuant to Section 38-38-301, et seq., C.R.S., or the corresponding provisions of any future law), bear interest at the rate of interest provided in the Note from the date of sale until paid.

3.8           Governing Law.  This Deed of Trust and the Note secured hereby shall be governed by and construed according to the laws of the State of Colorado at the date of execution.

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3.9           Grantor’s Liability.  The Grantor’s liability is limited pursuant to the terms of the Note.  In the event of a default under the Note, the Grantor shall be personally liable solely for the Limited Recourse Amount as defined in the Note, subject to the terms and limitations contained in the Note..

Signature Page Follows

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IN WITNESS WHEREOF, the Grantor has executed this instrument as of the date first set forth above.

GRANTOR:

HUNTER BATES MINING CORPORATION

By:

STATE OF MINNESOTA                             )
) ss.
COUNTY OF Hennepin                                 )

The foregoing instrument was acknowledged before me this ___ day of ________, 2008, by ___________________, as ___________________ of Hunter Bates Mining Corporation, a Minnesota corporation, on behalf of the corporation.

Notary Public

Signature Page to Deed of Trust

EXHIBIT A
TO
DEED OF TRUST

LEGAL DESCRIPTION

Exhibit A

PARCEL GROUP A:

Parcel A-1:

The BATES LODE Mining Claim, U. S. Survey No. 224, as described in the United States Patent recorded on November 21, 1876, in Book 62 at Page 287,
EXCEPTING AND EXCLUDING all town property rights upon the surface and all houses, buildings, structures, lots, blocks, streets, alleys and other municipal improvements on the surface, and all rights necessary or proper to the occupation, possession or enjoyment of the same, as excepted and excluded in the said United States Patent,
County of Gilpin, State of Colorado.

Parcel A-2:

The CARR LODE Mining Claim, U. S. Survey No. 442, as described in the United States Patent recorded on August 7, 1879, in Book 68 at Page 349,
EXCEPTING AND EXCLUDING therefrom any portion thereof embraced by Survey No. 173, as excepted and excluded in the said United States Patent,
County of Gilpin, State of Colorado.

Parcel A-3:

Mineral rights only in and to the ELLIETH LODE Mining Claim, U. S. Survey No. 37, as described in the United States Patent recorded on June 20, 1872, in Book 53 at Page 277,
County of Gilpin, State of Colorado.

Parcel A-4:

An undivided 2/3 interest in and to the East 185 feet, being the discovery claim, and 85 feet of the West end of Claim No. 1 East of the discovery claim of the GERMAN LODE Mining Claim, U. S. Survey No. 204, the said GERMAN LODE Mining Claim being described in the United States Patent recorded on August 24, 1874, in Book 58 at Page 74,
County of Gilpin, State of Colorado.

Parcel A-5:

The East 715 feet of the West 1,100 feet Claim of the GERMAN LODE Mining Claim, U. Survey No. 204, the said GERMAN LODE Mining Claim being described in the United States Patent recorded on August 24, 1874, in Book 58 at Page 74,
County of Gilpin, State of Colorado.

Parcel A-6:

Surface rights only in and to that portion of the HOPE NO. 2 LODE Mining Claim, U. S. Survey No. 252, as described in the United States Patent recorded on September 16, 1970, in Book 268 at Page 311, that lies Southwest of Block 47, in the City of Central,
EXCEPTING AND EXCLUDING therefrom all town property rights upon the surface, and excepting and excluding from the same all houses, buildings, structures, lots, blocks, streets, alleys or other municipal improvements, as excepted and excluded in the said United States Patent,
County of Gilpin, State of Colorado.

Parcel A-7:

The HUNTER LODE Mining Claim, U. S. Survey No. 266, as described in the United States Patent recorded on June 22, 1883, in Book 93 at Page 137,
EXCEPTING AND EXCLUDING therefrom all town property rights upon the surface and all houses, buildings, structures, lots, blocks, streets, alleys and other municipal improvements on the surface, and all rights necessary or proper to the occupation, possession or enjoyment of the same, as excepted and excluded in the said United States Patent,
County of Gilpin, State of Colorado.

Parcel A-8:

Mineral rights in and to the KITTY LODE Mining Claim, U. S. Survey No. 734, a described in the United States Patent recorded in Book 246 at Page 437, together with that portion of the surface of the said KITTY LODE Mining Claim lying East of the railroad right of way,
EXCEPTING AND EXCLUDING therefrom any portion thereof embraced by Lots Nos. 72, 204, 252, 267, 730, and all town property rights upon the surface and all houses, buildings, structures, lots, blocks, streets, alleys and other municipal improvements on the surface, and all rights necessary or proper to the occupation, possession or enjoyment of the same, as excepted and excluded in the said United States Patent,
County of Gilpin, State of Colorado.

Parcel A-9:

Mineral rights only in and to the LEAVITT LODE Mining Claim, U. S. Survey No. 76, as described in the United States Patent recorded on November 6, 1871, in Book 53 at Page 83,
EXCEPTING AND EXCLUDING any portion thereof embraced by Survey No. 37, as excepted and excluded in the said United States Patent,
County of Gilpin, State of Colorado.

Parcel A-10:

Surface rights only in and to that portion of the MOSELL LODE Mining Claim, U. S. Survey No. 675, lying Northeast of the railroad right of way crossing the said MOSELL LODE Mining Claim, as the said MOSELL LODE Mining Claim is described in the United States Patent recorded on September 12, 1988, in Book 296 at Page 419,
EXCEPTING AND EXCLUDING therefrom any portion thereof embraced by Mining Claims or Surveys Nos. 311, 500 and 609, as excepted and excluded in the said United States Patent,
County of Gilpin, State of Colorado.

Parcel A-11

The SAXON LODE Mining Claim, U. S. Survey No. 730, as described in the United States Patent recorded in Book 296 at Page 426,
EXCEPT that portion of the surface of the said SAXON LODE Mining Claim which lies between the Gregory Street and Lawrence Street rights of way,
EXCEPTING AND EXCLUDING therefrom any portion thereof embraced by Mining Claims or Surveys Nos. 37, 73, 76, 204, 224, 235, 266, 276, 372 506, 590, 607 and 675 and all town property rights upon the surface and all houses, buildings, structures, lots, blocks, streets, alleys and other municipal improvements on the surface, and all rights necessary or proper to the occupation, possession or enjoyment of the same, as excepted and excluded in the said United States Patent,
EXCEPT surface rights in and to that portion of the said SAXON LODE Mining Claim that is Southwest of the railroad right of way,
AND EXCEPT the railroad right of way which crosses the said SAXON LODE Mining Claim,
County of Gilpin, State of Colorado.

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Parcel A-12:

Lots 3, 4 and 5,
Block 47,
City of Central,
County of Gilpin,
State of Colorado.

Parcel A-13:
Lots 1-11,
Block 48,
City of Central,
County of Gilpin,
State of Colorado.

Parcel A-14:

Mineral rights only in and to Lot 1,
Block 49,
City of Central,
County of Gilpin,
State of Colorado.

Parcel A-15:

Conrad Lot, City of Central, described in deed recorded in Book 150 at Page 332, to-wit: Beginning at a point on Line 5-6 of Survey No. 73, Kip Lode, whence Corner No. 5 of Survey No. 73 bears N 68 30’ E, 6.24 feet and Station No. 2 Leavitt Street bears N 5 56’ W, 297.3 feet; thence S 68 30’ W, 45.76 feet; thence S 27 W, 76 feet; thence N 86 15’ E, 82.5 feet; thence N 3 45’ W, 79.53 feet to Place of Beginning, County of Gilpin, State of Colorado.

PARCEL GROUP B:

Parcel B-1:

Mineral rights only in and to the ELLIOTT LODE Mining Claim, U. S. Survey No. 77, as described in the United States Patent recorded on November 6, 1871, in Book 53 at Page 80,
EXCEPTING AND EXCLUDING therefrom any portion thereof embraced by Survey No. 76, as excepted and excluded in the said United States Patent,
County of Gilpin, State of Colorado.

Parcel B-2:

Mineral rights only in and to the HARTFORD LODE Mining Claim, U. S. Survey No. 742, as described in the United States Patent recorded on September 12, 1988, in Book 393 at Page 333,
EXCEPTING AND EXCLUDING therefrom any portion thereof embraced by Mining Claims or Surveys Nos. 56, 64, 73, 204, 235, 506, 675, 730, 734, 739, 753, and Bledsoe and Simmons Lodes, as excepted and excluded in the said United States Patent,
County of Gilpin, State of Colorado.

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Parcel B-3:

Mineral rights only in and to the HUNTER LODE Mining Claim, U. S. Survey No. 507, as described in the United States Patent recorded on December 16, 1881, in Book 82 at Page 12,
County of Gilpin, State of Colorado.

Parcel B-4:

Mineral rights only in and to the East 450 feet of the KIP LODE Mining Claim, U. S. Survey No. 73, and surface rights only in and to that portion of the said KIP LODE Mining Claim, U. S. Survey No. 73, that is East of the East side-line of the Ontonagon Lode Mining Claim, U. S. Survey No. 506, as the said KIP LODE Mining Claim, U. S. Survey No. 73, is described in the United States Patent recorded on November 6, 1871, in Book 53 at Page 77,
EXCLUSIVE OF “ground previously conveyed, the portions of all other claims previously surveyed and patented by the United States and falling within the boundary lines hereinbefore described,” as provided in the said United States Patent,
County of Gilpin, State of Colorado.

Parcel B-5:

Mineral rights only in and to the McCALLISTER LODE Mining Claim, U. S. Survey No. 235, as described in the United States Patent recorded on December 17, 1975, in Book 296 at Page 413,
EXCEPTING AND EXCLUDING therefrom any portion thereof embraced by Mining Claims or Surveys Nos. 53 and 62, as excepted and excluded in the said United States Patent,
County of Gilpin, State of Colorado.

Parcel B-6:

Mineral rights only in and to the ONTONAGON LODE Mining Claim, U. S. Survey No. 506, as described in the United States Patent recorded on February 28, 1892, in Book 82 at Page 40,
EXCEPTING AND EXCLUDING therefrom any portion thereof embraced by Mining Claims or Surveys Nos. 37, 62, 73, 76, 204 and 235, as excepted and excluded in the said United States Patent,
County of Gilpin, State of Colorado.

Parcel B-7:

A permanent easement to the German Mine site, located on the German Mining Claim, Survey #204, form Packard Street in the City of Central.  This easement grants regular vehicle and truck traffic related to the German Mine site, located on the German Mining Claim Survey #204;
And
A permanent easement to the German Mine site, located on the German Mining Claim, Survey #204, form the nearest developed street in the Mammoth Hill planned Unit Development;
And
A surface area of 100 foot radius from the center of the German Mine Shaft, located on the German Mining Claim Survey #204, as designated for the purpose of erecting a headframe, locating a hoisthouse hoist, and usual mining equipment and to maintain an escapeway while mining the German Mining Claim is being actively pursued,
County of Gilpin, State of Colorado

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EXHIBIT I

UNDERTAKING AGREEMENT

Dated as of the 5th day of June, 2008.

AMONG:

Hunter Gold Mining Corp., a British Columbia corporation

(“HGM Corp.”)

- and -

George Otten, a Colorado resident

(“Otten”)

- and -

Dell Balfour, a British Columbia resident

(“Balfour”)

- and -

Douglas MacNaughton; a British Columbia resident

(“MacNaughton”)
OF THE FIRST PART
AND:
Wits Basin Precious Minerals Inc., A Minnesota corporation

(“Wits Basin” )

- and -

Hunter Bates Mining Corporation, a Minnesota corporation

(“Hunter Bates”)
OF THE SECOND PART
WHEREAS:

A.
HGM Corp., together with its beneficially owned subsidiary Hunter Gold Mining Inc. (“SubCo”), a Colorado corporation, Central City Consolidated Corp., a Colorado corporation controlled by Otten, and Otten, has entered into an asset purchase agreement, as amended, with Wits Basin (the “Asset Purchase Agreement”).

B.	Wits Basin has assigned its interest in the Asset Purchase Agreement to Hunter Bates.

C.	Hunter Bates has requested that the closing date of the Asset Purchase Agreement be expedited.

D.	The Asset Purchase Agreement contemplates the delivery of certain legal opinions on behalf of certain parties thereto, including HGM Corp. and SubCo.

E.
Colorado counsel for SubCo has advised that the transactions contemplated by the Asset Purchase Agreement will amount to the disposition of substantially all of the assets and undertaking of SubCo and HGM Corp. and, consequently, the approval of the shareholders of HGM Corp. is required. They have also requested that HGM Corp. and the directors and officers of SubCo execute various resolutions and other corporate documents in respect of SubCo.

F.
British Columbia counsel for HGM Corp. has advised that if the transactions contemplated by the Asset Purchase Agreement constitute the disposition of substantially all of the assets and undertaking of HGM Corp., the transaction must be approved by a special majority of the shareholders of HGM Corp. voting at a meeting of the HGM Corp. shareholders convened for that purpose or, alternatively, by way of a unanimous written consent resolution of the HGM Corp. shareholders.

G.
The parties are of the view that obtaining the requisite HGM Corp. shareholder approval prior to closing the Asset Purchase Agreement will unduly delay the closing and the parties wish to provide for a mechanism that will allow the parties to complete the closing of the Asset Purchase Agreement prior to the HGM Corp. shareholder meeting to approve the transaction.

H.	Otten, Balfour and MacNaughton are the only directors of HGM Corp. and, as such, have the authority to convene a meeting of the shareholders of HGM Corp.

NOW THEREFORE, in consideration of the mutual promises. set out in this agreement and in consideration of hunter bates agreeing to close the asset purchase agreement prior to hgm corp. obtaining shareholder approval of the transaction, the parties agree as follows:

1.           Otten, Balfour and MacNaughton, in their capacity as directors of HGM Corp. and on behalf of HGM Corp., hereby undertake and agree to cause HGM Corp. to convene an extraordinary meeting of the shareholders of HGM Corp. at the earliest possible time and, in any event; not later than 60 days from the date of the Undertaking Agreement, for the purposes of seeking shareholder approval of a special resolution ratifying and approving the Asset Purchase Agreement and the transactions contemplated thereunder (the “Special Resolution”).

2.           Otten, Balfour and MacNaughton, in their capacities as directors of HGM Corp. and on behalf of. HGM Corp., hereby undertake and agree to recommend the approval of the Asset Purchase Agreement and the transactions contemplated thereunder to the shareholders of HGM Corp. and the Special Resolution.

3.           HGM Corp., together with Otten, Balfour and MacNaughton, in their capacities as directors of HGM Corp. and on behalf of HGM Corp., hereby undertake and agree to take all steps and to do all things reasonably necessary and appropriate to obtain the approval of the HGM Corp. shareholders to the Special Resolution.

4.           HGM Corp., together with Otten, Balfour and MacNaughton, in their capacities as directors of HGM Corp. and on behalf of HGM Corp., hereby agree that, pursuant to section 30l(3)(a) of the Business Corporations Act (British Columbia), the closing of the Asset Purchase Agreement prior to obtaining the approval of the Special Resolution by the HGM Corp. shareholders will not be invalid for that reason and hereby undertake not to assert, or assist others in asserting, that the completion of the transactions contemplated by the Asset Purchase Agreement are invalid as a result of the absence of the approval of the Special Resolution by the HGM Corp. shareholders prior to the closing of the Asset Purchase Agreement.

5.           HGM Corp., together with Otten, Balfour and MacNaughton, in their capacities as directors of HGM Corp. and on behalf of HGM Corp., hereby agrees to cause SubCo and the directors and officers of SubCo to execute all transaction documents and all internal corporate documents reasonably necessary, in the opinion of SubCo’s Colorado legal counsel, to enable SubCo to complete the transactions contemplated by the Asset Purchase Agreement, including all ancillary documents reasonably required to be signed by or on behalf of SubCo to enable Hunter Bates to obtain title insurance in respect of the real property interests it is acquiring under the Asset Purchase Agreement.

6.           HGM Corp., together with Otten, Balfour and MacNaughton, in their capacities as directors of HGM Corp, and on behalf of HGM Corp., hereby agrees that, upon HGM Corp. obtaining the shareholder approval contemplated in paragraph 4 above, it shall cause its British Columbia counsel to deliver a legal opinion to counsel for Hunter Bates and Wits Basin substantially in the form attached hereto as Schedule “A” in connection with the closing of the Asset Purchase. Agreement.

7.           Time is of the essence of this Agreement.

8.           Thus Agreement will be governed by and interpreted in accordance with the laws of the State of Colorado.

9.           This Agreement may be executed in several counterparts, including by facsimile, each of which when executed shall be deemed to be an original and such counterparts together shall be but one and the same instrument.

Signed by the parties hereto as of the date referenced on the first page hereof.

HUNTER GOLD MINING CORP.

Per:
Authorized Signatory

SIGNED, SEALED & DELIVERED	)
in the presence of:	)
)
)
Signature	)
)
)
Print Name	)	GEORGE OTTEN
)
)
)
Address	)
)
)
Occupation

SIGNED, SEALED & DELIVERED	)
in the presence of:	)
)
)
Signature	)
)
)
Print Name	)	DELL BALFOUR
)
)
Address	)
)
)
Occupation

SIGNED, SEALED & DELIVERED	)
in the presence of:	)
)
)
Signature	)
)
)
Print Name	)	DOUGLAS MacNAUGHTON
)
.	)
Address	)
)
)
Occupation

WITS BASIN PRECIOUS MINERALS INC.

Per:
Authorized Signatory

HUNTER BATES MINING CORPORATION

Per:
Authorized Signatory

EXHIBIT J

SHAREHOLDER VOTING AGREEMENT

Dated as of the 6th day of June, 2008.

AMONG:

George E. Otten, a Colorado resident

(“GE Otten”)

and:

George D. Otten, a Colorado resident

(“GD Otten”)

and:

Joanne Otten, a Colorado resident

(“J Otten”)

and:

Christopher D. Otten, a Colorado resident

(“CD Otten”)

and:

Dell Balfour, a British Columbia resident

(“Balfour”)

and:

Douglas MacNaughton, a British Columbia resident

(“MacNaughton”)

and:

Central City Consolidated Corp., a Colorado corporation, doing business as “Central City Consolidated Mining Co.”

(“Central City”)

and:

Pier Mac Petroleum Installation Ltd., a British Columbia corporation

(“Pier Mac”)

and:

Taican Enterprise Corp., a British Columbia corporation

(“Taican”)

OF THE FIRST PART

AND:

Wits Basin Precious Minerals Inc., A Minnesota corporation

(“Wits Basin”)

and:

Hunter Bates Mining Corporation, a Minnesota corporation

(“Hunter Bates”)

OF THE SECOND PART

WHEREAS:

A.
Hunter Gold Mining Corp. (“HGM Corp.”), together with its beneficially owned subsidiary Hunter Gold Mining Inc., a Colorado corporation, Central City, and GE Otten, has entered into an asset purchase agreement, as amended, with Wits Basin (the “Asset Purchase Agreement”).

B.	Wits Basin has assigned its interest in the Asset Purchase Agreement to Hunter Bates.

C.	Hunter Bates has requested that the closing date of the Asset Purchase Agreement be expedited.

D.
HGM Corp. intends to seek shareholder ratification and approval of the Asset Purchase Agreement and the transactions contemplated thereby, from the HGM Corp. shareholders subsequent to the closing of the Asset Purchase Agreement.

E.	GE Otten, GD Otten, J Otten and CD Otten are closely related family members (collectively, the “Ottens”) who between them control more than 50% of the voting securities of Central City.

F.	Pier Mac is controlled by MacNaughton.

G.	Taican is controlled by Balfour.

H.
Each of the Ottens, Central City, Pier Mac and Taican are shareholders of HGM Corp. and collectively control 1,399,910 common voting shares of HGM Corp. out of an aggregate of 2,619,954 issued and outstanding voting common shares.

I.
The parties are all of the view that obtaining the requisite HGM Corp. shareholder approval prior to closing the Asset Purchase Agreement will unduly delay the closing and the parties wish to provide for a mechanism that will allow the parties to complete the closing of the Asset Purchase Agreement prior to the HGM Corp. shareholder meeting to approve the transaction.

J.
Each of the Ottens, Central City, Pier Mac and Taican have agreed to cause all of their presently owned and after-acquired HGM Corp. shares (the “HGM Shares”) to be voted in favour of the approval of the Asset Purchase Agreement at a meeting of the shareholders of HGM Corp. to be convened for that purpose.

K.
Each of the Ottens, Central City, Pier Mac and Taican (collectively, the “Parties”), as shareholders of HGM Corp., will benefit directly and/or indirectly from the completion of the transactions contemplated by the Asset Purchase Agreement.

NOW THEREFORE, in consideration of the mutual promises set out in this agreement and in consideration of hunter bates agreeing to close the asset purchase agreement prior to hgm corp. obtaining shareholder approval of the transaction, the parties agree as follows:

1.           The Parties hereby agree to vote, in person or by duly authorized and delivered proxy or power of attorney, all of the HGM Shares presently owned by them, together with any HGM Shares acquired by them after the date hereof, and including, without limitation, any HGM Shares in respect of which they then hold a valid voting proxy and/or power of attorney, in favour of all resolutions presented to the HGM Corp. shareholders for the purposes of ratifying and approving the Asset Purchase Transaction and all transactions contemplated thereby (the “Shareholder Resolutions”).  The parties further agree that until the Shareholder Resolutions have been ratified and approved, none of the parties of the first part shall transfer or otherwise dispose of any HGM Shares held by them, nor grant any voting proxy or power of attorney over such HGM Shares, except to one or more of GE Otten, Balfour or MacNaughton.

2.           The Parties, in their capacities of shareholders of HGM Corp., agrees to support and recommend the approval of the Shareholder Resolutions to all other HGM Corp. Shareholders.

3.           This Agreement shall enure to the benefit of and be binding upon the respective heirs, executors, administrators and permitted assigns of the Parties.

4.           This Agreement shall be governed by the laws of the State of Colorado.

5.           Time shall be of the essence of this Agreement.

6.           A copy of this Agreement delivered by facsimile or other telecopier machine and bearing a copy of the signature of a party to this Agreement shall for all purposes be treated and accepted as an original copy thereof.  This Agreement may be executed in any number of counterparts, each of which when delivered shall be deemed to be an original and all of which together shall constitute one and the same document.

Signed by the parties hereto as of the date referenced on the first page hereof.

Signature Pages Follow

SIGNED, SEALED & DELIVERED
in the presence of:

Signature

Print Name

GEORGE OTTEN
Address

Occupation

SIGNED, SEALED & DELIVERED
in the presence of:

Signature

Print Name
DELL BALFOUR

Address

Occupation

SIGNED, SEALED & DELIVERED
in the presence of:

Signature

Print Name

DOUGLAS MacNAUGHTON
Address

Occupation

SIGNED, SEALED & DELIVERED
in the presence of:

Signature

Print Name
GEORGE D. OTTEN

Address

Occupation

SIGNED, SEALED & DELIVERED
in the presence of:

Signature

Print Name

CHRISTOPHER D. OTTEN
Address

Occupation

SIGNED, SEALED & DELIVERED
in the presence of:

Signature

Print Name
JOANNE OTTEN

Address

Occupation

CENTRAL CITY CONSOLIDATED CORP.

Per:		c/s
Authorized Signatory

PIER MAC PETROLEUM INSTALLATION LTD.

Per:		c/s
Authorized Signatory

TAICAN ENTERPRISE CORP.

Per:		c/s
Authorized Signatory

WITS BASIN PRECIOUS MINERALS INC.

Per:		c/s
Authorized Signatory

HUNTER BATES MINING CORPORATION

Per:		c/s
Authorized Signatory

EXHIBIT K

ALLOCATION SCHEDULE

The specific allocation of the Purchase Price shall be as set forth below (the “Allocation Schedule”) as to the cash component of the Purchase Price (being $6,750,000) and the stock component of the Purchase Price (being 3,620,000 shares of unregistered and restricted .01 par value common stock of Wits Basin Precious Minerals Inc. (the “Shares”) for the purposes of the Asset Purchase Agreement.

Land:	$550,000 and 300,000 shares

Buildings:	$1,200,000 and 650 shares

Contract Rights:	Nil.

Water Rights:	Nil.

Equipment:	$82,250

Goodwill:	Nil.

Mining Claims:	$4,914,400 and 2,670,000 shares

Mining Permits:	$3,350